(PRINCIPAL PRESERVATION LOGO)

                                   WISCONSIN
                                   TAX-EXEMPT
                                   PORTFOLIO

                                  ------------

                                 ANNUAL REPORT
                                TO SHAREHOLDERS


                               DECEMBER 31, 1997
                                  ------------

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 1997


                                                               February 23, 1998
Dear Wisconsin Shareholder:

  I am pleased to present the annual report to shareholders for the Wisconsin Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. Since December 31, 1996, the portfolio has increased in net assets from approximately $25,800,000 to $33,000,000. Total assets of the mutual fund family have grown from $411,000,000 at December 31, 1996 to a current level in excess of $500,000,000 of net assets as of the date of this letter.

  We have contacted each of our vendors with respect to year 2000 compliance issues. As a result, we have received assurances that compliance will be achieved. Each of the vendors have begun system modifications and are executing testing phases of the implementation program. To our knowledge the year 2000 should not have an impact on any vendor's ability to continue providing its service to Principal Preservation.

  We are grateful for your continued trust with us and look forward to the years to come.
                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

                       MANAGEMENT DISCUSSION AND ANALYSIS

WISCONSIN TAX-EXEMPT PORTFOLIO

  Shown below is a comparison of the change in value of a $10,000 investment in Principal Preservation Wisconsin Tax-Exempt Portfolio and the Lehman 20-Year Municipal Bond Index.

 Date             Principal Preservation                Lehman 20-Year
          Wisconsin Tax-Exempt Portfolio          Municipal Bond Index
 6/13/94*<F1>                     $9,750                       $10,000
 6/30/94                          $9,452                        $9,900
 7/31/94                          $9,543                       $10,127
 8/31/94                          $9,543                       $10,155
 9/30/94                          $9,446                        $9,952
 10/31/94                         $9,179                        $9,689
 11/30/94                         $8,862                        $9,462
 12/31/94                         $9,112                        $9,759
 1/31/95                          $9,403                       $10,141
 2/28/95                          $9,687                       $10,509
 3/31/95                          $9,780                       $10,629
 4/30/95                          $9,803                       $10,627
 5/31/95                         $10,081                       $11,028
 6/30/95                          $9,992                       $10,858
 7/31/95                         $10,026                       $10,914
 8/31/95                         $10,112                       $11,064
 9/30/95                         $10,166                       $11,151
 10/31/95                        $10,303                       $11,389
 11/30/95                        $10,493                       $11,641
 12/31/95                        $10,599                       $11,804
 1/31/96                         $10,652                       $11,864
 2/29/96                         $10,546                       $11,729
 3/31/96                         $10,408                       $11,541
 4/30/96                         $10,322                       $11,495
 5/31/96                         $10,388                       $11,509
 6/30/96                         $10,465                       $11,671
 7/31/96                         $10,575                       $11,785
 8/31/96                         $10,554                       $11,766
 9/30/96                         $10,708                       $12,004
 10/31/96                        $10,797                       $12,148
 11/30/96                        $10,996                       $12,402
 12/31/96                        $10,943                       $12,329
 1/31/97                         $10,944                       $12,317
 2/28/97                         $11,057                       $12,449
 3/31/97                         $10,901                       $12,254
 4/30/97                         $11,004                       $12,390
 5/31/97                         $11,174                       $12,613
 6/30/97                         $11,288                       $12,772
 7/31/97                         $11,551                       $13,201
 8/31/97                         $11,449                       $13,039
 9/30/97                         $11,588                       $13,219
 10/31/97                        $11,648                       $13,315
 11/30/97                        $11,718                       $13,423
 12/31/97                        $11,895                       $13,667

AVERAGE ANNUAL TOTAL RETURN
(includes the effect of the sales charge)
                                             SINCE INCEPTION
                             1-YEAR                  6/13/94
                             ------           --------------
Wisconsin Tax-Exempt:
Full Sales Charge             5.98%                    5.01%
Net Asset Value               8.69%                    5.76%

*<F1>June 13, 1994 inception date.
Past performance is not predictive of future performance.

LEHMAN 20-YEAR MUNICIPAL BOND INDEX

  The Lehman 20-Year Municipal Bond Index is a broad based index containing over 22,000 issues with maturities ranging from 2-30 years. The issues comprising the index are generated from the issues completed within the last five years with total issue size of $50,000,000 and larger. The average quality rating is "AA." The index performance shown above does not include sales charges or other fees which would have been incurred had an investor attempted to replicate the index.

WISCONSIN TAX-EXEMPT PORTFOLIO

  The Wisconsin Tax-Exempt Portfolio's performance is presented from June 13, 1994, commencement of operations, through December 31, 1997. It is based upon a $10,000 investment at the Portfolio's public offering price then in effect, which included a 2.5% sales charge. It represents the actual total returns for each of the years ended December 31, net of any fees and expenses charged to the Portfolio during those periods.

DISCUSSION AND ANALYSIS

  The total return of the Wisconsin Tax-Exempt Portfolio for the 12 months ended December 31, 1997 was 8.69% compared to the Lehman 20-Year Municipal Bond Index return of 10.85% for the same period.

  During the course of the year, broad based stock and bond market rallies kept investor focus in longer term securities. As a result of a stable economy, and the perception that little to no inflation was occurring, the yield on the 30 year U.S. Treasury Bond proceeded to fall from 6.8% at December 31, 1996 to 5.92% on December 31, 1997. Municipal yields for the 30 year AAA general obligation bond fell from 5.39% at December 31, 1996 to 4.99% on December 31, 1997. Yields for the A general obligation bonds fell from 5.68% to 5.22% during the same period, thereby tightening the yield curve between those bonds with a higher credit quality to those with less. Similar to taxable short term interest rates, the short end of the municipal bond market remained fairly constant declining in yield by only 0.08%. The Federal Reserve Board did not change the Federal Funds rate during the last nine months of 1997. The rapid decline of the long term interest rates, coupled with stable short rates, caused a flattening of the yield curve. While the severe downturn in the Asian financial markets fueled a downturn in the equity markets, the credit markets showed optimism about domestic inflation remaining under control. Therefore, the bond market did not experience the same impact. However, we did witness increased investor demand in higher quality municipal securities.

  Due to the factors of the flattening yield curve, the tightened yield differential between AAA and A securities, and some future uncertainty the Asian financial markets will have on the U.S. financial markets, the portfolio manager continued his focus on high credit quality issues. Since this portfolio is limited to those issues that are recognized as being dually exempt on both the federal and state levels, two points were evident. First, the portfolio manager did not add any issues that had the potential of causing any alternative minimum tax considerations and second, the supply of bonds to choose from were limited. However, the portfolio manager was able to increase the percentage of the portfolio of municipal bonds issued by a municipality from the state of Wisconsin from 41% to 57% and reduce the territorial and housing percentages from 18% to 12% and 41% to 31%, respectively. Since the portfolio manager focused on high credit with higher yielding coupons and the broad based municipal market fared better than single state issues, the portfolio lagged the Lehman 20 year benchmark during 1997.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                              FINANCIAL HIGHLIGHTS

  The following presents information relating to a share of capital stock of Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio outstanding for the following period presented, which should be read in conjunction with the financial statements and related notes:



                                                                       WISCONSIN
                                                                      TAX-EXEMPT PORTFOLIO
                                                        -------------------------------------------------------
                                                                                                       For the
                                                                                                   period from
                                                                                                 June 13, 1994
                                                                                                (commencement of
                                                       For the years ended December 31,         operations)to
                                                       -------------------------
                                                        1997      1996      1995             December 31, 1994
                                                      ------    ------    ------             -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                   $9.87    $10.05     $9.10                        $10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                   .49       .49       .50                           .25
 Net realized and unrealized gains (losses)
   on investments                                        .34     (.18)       .95                         (.90)
                                                     -------   -------   -------                       -------
 TOTAL FROM INVESTMENT OPERATIONS                        .83       .31      1.45                         (.65)
                                                     -------   -------   -------                       -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                  (.49)     (.49)     (.50)                         (.25)
                                                     -------   -------   -------                       -------
 TOTAL DISTRIBUTIONS                                   (.49)     (.49)     (.50)                         (.25)
                                                     -------   -------   -------                       -------
NET ASSET VALUE, END OF PERIOD                        $10.21     $9.87    $10.05                         $9.10
                                                     =======    ======    ======                       =======

TOTAL RETURN **<F2>                                     8.7%      3.3%     16.3%                        (6.5)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)      $32,852   $25,750   $18,986                        $8,116
Ratio of expenses to average net assets                0.5%+<F3> 0.5%+<F3> 0.4%+<F3>                    0.2%*<F1>+<F3>
Ratio of net investment income to average net assets   4.9%+<F3> 4.9%+<F3> 5.0%+<F3>                    4.4%*<F1>+<F3>
Portfolio turnover rate                                16.9%     16.0%      9.7%                         23.4%

*<F1>Annualized.
**<F2>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F3>Reflects a voluntary reimbursement of fund expenses of 0.6% in 1997, 0.6% in 1996, 0.8% in 1995 and 1.4% in 1994, respectively.


                                 BALANCE SHEET
                               DECEMBER 31, 1997

                                                                    WISCONSIN
                                                         TAX-EXEMPT PORTFOLIO
                                                         --------------------
ASSETS:
Investments:
 Cost basis of investments                                        $30,473,689
                                                                  ===========

 Long-term investments in securities                              $32,007,718
Cash                                                                  315,985
Receivables:
 Capital shares sold                                                  110,482
 Interest                                                             481,659
                                                                   ----------
 Total receivables                                                    592,141
Other assets                                                            6,274
                                                                   ----------
 Total assets                                                     $32,922,118
                                                                  ===========

LIABILITIES:
Payables:
 Distributions to shareholders                                        $39,346
 Management fees                                                       13,566
 Other accrued expenses                                                17,525
                                                                   ----------
 Total liabilities                                                     70,437
                                                                   ----------
NET ASSETS:
Capital stock                                                      31,322,036
Undistributed net investment income                                     1,804
Undistributed net realized losses on investments                      (6,188)
Net unrealized appreciation on investments                          1,534,029
                                                                   ----------
 Total net assets                                                  32,851,681
                                                                   ----------
 Total liabilities and net assets                                 $32,922,118
                                                                  ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                         $10.21
                                                                      =======

MAXIMUM OFFERING PRICE PER SHARE                                       $10.47
                                                                      =======

The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                    WISCONSIN
                                                         TAX-EXEMPT PORTFOLIO
                                                          -------------------
INVESTMENT INCOME:
Interest                                                           $1,551,746
                                                                   ----------
 Total investment income                                            1,551,746
                                                                   ----------
EXPENSES:
Investment advisory fees                                              142,200
Custodian fees                                                         11,690
Transfer agent fees                                                    22,608
Broker service fees                                                    71,489
Professional fees                                                      43,188
Registration                                                            3,924
Communication                                                           5,424
Director fees                                                           6,064
Pricing of investments                                                  8,350
Deferred organization expense                                           2,599
Other                                                                   3,298
                                                                   ----------
 Total expenses                                                       320,834
Less expenses absorbed by advisor                                   (178,916)
                                                                   ----------
 Net expenses                                                         141,918
                                                                   ----------
NET INVESTMENT INCOME                                               1,409,828
                                                                   ----------
NET REALIZED LOSSES ON INVESTMENTS                                    (3,012)
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR       1,014,603
                                                                   ----------
 Net gain on investments                                            1,011,591
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $2,421,419
                                                                   ==========

The accompanying notes to financial statements are an integral part of this statement.

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                    WISCONSIN
                                                         TAX-EXEMPT PORTFOLIO
                                                         --------------------
OPERATIONS:
Net investment income                                              $1,409,828
Net realized losses on investments                                    (3,012)
Change in unrealized appreciation on investments for the year       1,014,603
                                                                   ----------
 Net increase in net assets resulting from operations               2,421,419
                                                                   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.49 per share)                           (1,408,836)
                                                                   ----------
 Total distributions                                              (1,408,836)
                                                                   ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                         8,494,645
Net asset value of shares issued in distributions                     972,957
Cost of shares redeemed                                           (3,378,102)
                                                                   ----------
 Net increase in net assets from capital share transactions         6,089,500
                                                                   ----------
 Total increase                                                     7,102,083
NET ASSETS:
Balance at beginning of year                                       25,749,598
                                                                   ----------
Balance at end of year                                            $32,851,681
                                                                  ===========

The accompanying notes to financial statements are an integral part of this statement.

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                    WISCONSIN
                                                         TAX-EXEMPT PORTFOLIO
                                                         --------------------
OPERATIONS:
Net investment income                                              $1,123,311
Net realized gains on investments                                      55,980
Change in unrealized appreciation on investments for the year       (322,111)
                                                                   ----------
 Net increase in net assets resulting from operations                 857,180
                                                                   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.49 per share)                           (1,128,342)
                                                                   ----------
 Total distributions                                              (1,128,342)
                                                                   ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                         8,406,005
Net asset value of shares issued in distributions                     781,624
Cost of shares redeemed                                           (2,153,115)
                                                                   ----------
 Net increase in net assets from capital share transactions         7,034,514
                                                                   ----------
 Total increase                                                     6,763,352
NET ASSETS:
Balance at beginning of year                                       18,986,246
                                                                   ----------
Balance at end of year                                            $25,749,598
                                                                  ===========

The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

1.   SIGNIFICANT ACCOUNTING POLICIES --

  Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with eight portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio and the Select Value Portfolio. This report presents information only for the Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

  The following is a summary of the significant accounting policies of the Fund.

 (a) Long-Term Securities

   The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service in accordance with procedures approved by the Fund's Board of Directors. Among other factors, these procedures include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

   Investment transactions are recorded on the trade date.

   Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

 (b) Net Realized Gains and Losses and Investment Income

   Net realized gains and losses on securities sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

 (c) Federal Income Taxes

   Provision has not been made for Federal income taxes, because the Portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1997, the Portfolio had Federal income tax capital loss carryforwards of $3,176 expiring in 2003 and $3,012 expiring in 2004. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

   The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1997, reclassifications were recorded to increase undistributed net investment income by $3,201 and decrease capital stock by $3,201.

 (d) Expenses

   Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund.

 (e) Distributions to Shareholders

   Dividends to shareholders are recorded on the ex-dividend date.

 (f) Deferred Organization Costs

   Costs incurred with the organization, initial registration and public offering of shares aggregating $13,000 for the Portfolio have been paid by the Fund and are being amortized over a five year period.

 (g) Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (h) Reclassifications

   Certain reclassifications have been made to the 1996 financial statements to conform with 1997 presentation.

 2.INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

  The Fund has an Investment Advisory Agreement (the "Agreement") with Ziegler Asset Management, Inc. ("ZAMI") (with whom certain officers and directors of the Fund are affiliated), to serve as the Investment Advisor. ZAMI is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, the Portfolio pays ZAMI a monthly fee based upon the average daily net assets of the Portfolio at the rate of .50% of the first $250,000,000 of the Portfolio's average daily net assets, reducing to .40% of the Portfolio's average daily net assets in excess of $250,000,000.

  For the year ended December 31, 1997, ZAMI voluntarily reimbursed expenses to the Portfolio totaling $178,916. ZAMI is not obligated to continue the voluntary reimbursement in the future.

  On May 17, 1991, the Fund's shareholders approved a Distribution Agreement under Rule 12b-1. According to this agreement the Fund pays a distribution fee of up to 0.25% to Ziegler, as the distributor, which is passed through to the broker/dealer as a service fee. This fee is calculated on the average daily net assets and is shown as broker service fees in the Statement of Operations.

  Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services, a Depository Agreement with the Fund to serve as depository for all investment securities and cash, and a Transfer and Dividend Disbursing and Shareholder Servicing Agreement with the Fund to provide Transfer Agent Services. In addition, the Portfolio pays Ziegler commissions on sales of Portfolio shares and 12b-1 distribution fees. The transfer agent fees, commissions, accounting and pricing fees, depository and 12b-1 fees paid to Ziegler by the Portfolio for the year ended December 31, 1997 were as follows:


                                                                                     ACCOUNTING
                                              TRANSFER          COMMISSIONS         AND PRICING          DEPOSITORY
                                             AGENT FEES     ON PORTFOLIO SHARES         FEES                FEES        12B-1 FEES
                                            -----------     --------------------   -------------        ------------    ----------
Wisconsin Tax-Exempt Portfolio                $21,770             $91,256             $19,068             $11,447        $44,850


3.   INVESTMENT TRANSACTIONS --

  Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1997, consisted of purchases of $10,398,495 and $4,749,938 in proceeds from the sale of securities.

  Net tax basis unrealized appreciation (depreciation) on investments as of December 31, 1997, included:

                                              WISCONSIN
                                             TAX-EXEMPT
                                             ----------
  Gross unrealized appreciation              $1,534,981
  Gross unrealized (depreciation)                 (952)
                                             ----------
    Net unrealized appreciation              $1,534,029
                                             ==========

  The tax basis cost of investments at December 31, 1997 was $30,473,689.

4.   LINE OF CREDIT --

  The Fund has an available line of credit of $3,000,000. However, each portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

 (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into eight separate portfolios:
   Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first seven portfolios and 400,000,000 in the Cash Reserve Portfolio. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 250,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

 (b) Capital share activity during the years ended December 31, 1996 and December 31, 1997, respectively, were as follows:

                                                        WISCONSIN
                                                       TAX-EXEMPT
                                                       ----------
  SHARES OUTSTANDING AT DECEMBER 31, 1995               1,888,903
                                                       ==========

    Shares issued                                         860,313
    Shares issued in distributions                         79,825
    Shares redeemed                                     (219,263)
                                                        ---------
  SHARES OUTSTANDING AT DECEMBER 31, 1996               2,609,778
                                                        =========

    Shares issued                                         851,162
    Shares issued in distributions                         97,574
    Shares redeemed                                     (339,806)
                                                        ---------
  SHARES OUTSTANDING AT DECEMBER 31, 1997               3,218,708
                                                        =========

 (c) Maximum offering price per share is computed based on a maximum sales charge of 2.5% of the offering price or 2.56% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 97.5.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997


  PRINCIPAL                                                                            S&P        MOODY'S
     AMOUNT  DESCRIPTION                                                            RATING         RATING               VALUE
                                                                                         (UNAUDITED)
  ---------  -----------                                                          -----------------------            --------
LONG-TERM TAX-EXEMPT SECURITIES -- 97.4%

ALABAMA -- 0.4%
   $125,000  Birmingham, Alabama, New Public Housing Authority, 5.25%,                 AAA            Aaa            $128,028
             due 05-01-2010

GEORGIA -- 1.8%
    325,000  Atlanta, Georgia, New Public Housing Authority, 5.00%,                    AAA            Aaa             332,384
             due 05-01-2007

    250,000  Newnan, Georgia, New Public Housing Authority, 5.00%,                     AAA            Aaa             255,265
             due 04-01-2012

GUAM -- 5.4%
    650,000  Guam Government Limited Obligation Highway Bonds,                         AAA            Aaa             704,437
             Series A, 6.30%, due 05-01-2012

    500,000  Guam Government Limited Obligation Revenue Bonds                          AAA            Aaa             498,125
             Infrastructure Improvement Series A, 5.00%, due 11-01-2017

    515,000  Guam Power Authority Revenue Bonds, Series A, 6.375%,                     AAA            Aaa             565,213
             due 10-01-2008

ILLINOIS -- 1.5%
    200,000  Cook County, Illinois, New Public Housing Authority, 5.25%,               AAA            Aaa             204,316
             due 04-01-2010

    300,000  Peoria, Illinois, New Public Housing Authority, 5.00%,                    AAA            Aaa             306,435
             due 06-01-2012

MASSACHUSETTS -- 3.0%
    670,000  Massachusetts State Housing Finance Agency, Multi-Family Housing          AAA             A1             818,238
             Bonds, First Issue, 1979 Series A, 7.00%, due 04-01-2021

    165,000  Worcester, Massachusetts, New Public Housing Authority, 5.25%,            AAA            Aaa             168,430
             due 08-01-2006

NEVADA -- 0.8%
    255,000  Las Vegas, Nevada, New Public Housing Authority, 5.00%,                   AAA            Aaa             260,567
             due 01-01-2012

NEW JERSEY -- 2.1%
    435,000  Newark, New Jersey, New Public Housing Authority, 5.25%,                  AAA            Aaa             440,242
             due 04-01-2009

    250,000  Newark, New Jersey, New Public Housing Authority, 4.50%,                  AAA            Aaa             251,250
             due 04-01-2008

NEW YORK -- 1.9%
    200,000  New York, New York, New Public Housing Authority, 5.125%,                 AAA            Aaa             202,838
             due 01-01-2008

    200,000  New York, New York, New Public Housing Authority, 5.375%,                 AAA            Aaa             204,840
             due 01-01-2012

    200,000  New York, New York, New Public Housing Authority, 5.00%,                  AAA            Aaa             204,318
             due 01-01-2012

NORTH CAROLINA -- 1.7%
    400,000  Durham, North Carolina, New Public Housing Authority, 5.00%,              AAA            Aaa             408,092
             due 02-01-2012

    165,000  Durham, North Carolina, New Public Housing Authority, 5.25%,              AAA            Aaa             168,600
             due 12-01-2009

NORTH DAKOTA -- 1.2%
    200,000  Burleigh County, North Dakota, New Public Housing Authority,              AAA            Aaa             204,414
             4.875%, due 01-01-2009

    185,000  Burleigh County, North Dakota, New Public Housing Authority,              AAA            Aaa             189,109
             4.875%, due 01-01-2010

OHIO -- 3.9%
    300,000  Youngstown, Ohio, New Public Housing Authority, 5.00%,                    AAA            Aaa             306,933
             due 05-01-2012

    200,000  Youngstown, Ohio, New Public Housing Authority, 4.875%,                   AAA            Aaa             204,174
             due 05-01-2010

    250,000  Youngstown, Ohio, New Public Housing Authority, 4.875%,                   AAA            Aaa             255,378
             due 05-01-2009

    500,000  Youngstown, Ohio, New Public Housing Authority, 5.00%,                    AAA            Aaa             511,475
             due 05-01-2011

PENNSYLVANIA -- 1.5%
    270,000  Allentown, Pennsylvania, New Public Housing Authority, 4.875%,            AAA            Aaa             275,608
             due 05-01-2011

    200,000  Clinton County, Pennsylvania, New Public Housing Authority,               AAA            Aaa             204,504
             5.25%, due 11-01-2007

PUERTO RICO -- 12.6%
    750,000  Puerto Rico Commonwealth Highway &Transportation Authority,                 A           Baa1             763,125
             Revenue Bonds, Series Y, 5.50%, due 07-01-2026

    100,000  Puerto Rico Commonwealth Highway &Transportation, 6.625%,                   A           Baa1             111,250
             due 07-01-2012

    350,000  Puerto Rico Commonwealth Highway & Transportation Authority,                A            Aaa             390,250
             Highway Revenue Unrefunded Balance, Series T, 6.625%,
             due 07-01-2018

    325,000  Puerto Rico Commonwealth, Refunding Bonds, Series A, 6.00%,                 A           Baa1             340,844
             due 07-01-2014

    350,000  Puerto Rico Commonwealth, General Obligation Bonds, 6.00%,                  A           Baa1             363,125
             due 07-01-2022

    400,000  Puerto Rico Commonwealth Electric &Power Authority, Series Z,             AAA            Aaa             403,500
             5.25%, due 07-01-2021

    180,000  Puerto Rico Commonwealth Electric &Power Authority, Series R,             AAA            Aaa             193,950
             6.25%, due 07-01-2017

    200,000  Puerto Rico Municipal Finance Agency, 1997 Series A Bonds, 5.50%,         AAA            Aaa             208,000
             due 07-01-2017

    800,000  Puerto Rico Public Buildings Authority, Guaranteed Public Education         A           Baa1             828,000
             &Health Facilities, Refunding Series M, 5.75%, due 07-01-2015

    150,000  Puerto Rico Telephone Authority, Series L, 5.75%, due 01-01-2011           A+             A2             159,187

    350,000  Puerto Rico Telephone Authority, Series L, 6.125%, due 01-01-2022          A+             A2             371,875

SOUTH CAROLINA -- 0.6%
    200,000  Marion, South Carolina, New Public Housing Authority, 4.875%,             AAA            Aaa             204,104
             due 09-01-2010

TENNESSEE -- 0.6%
    190,000  Nashville, Tennessee, New Public Housing Authority, 5.00%,                AAA            Aaa             192,375
             due 08-01-2010

TEXAS -- 4.1%
    300,000  El Paso, Texas, New Public Housing Authority, 5.00%,                      AAA            Aaa             306,768
             due 07-01-2005

    160,000  Galveston, Texas, New Public Housing Authority, 5.25%,                    AAA            Aaa             163,627
             due 10-01-2008

    180,000  Sherman, Texas, New Public Housing Authority, 5.25%,                      AAA            Aaa             184,320
             due 07-01-2009

    150,000  Sherman, Texas, New Public Housing Authority, 5.00%,                      AAA            Aaa             153,143
             due 06-01-2010

    340,000  Waco, Texas, New Public Housing Authority, 4.875%,                        AAA            Aaa             348,122
             due 12-01-2009

    200,000  Waco, Texas, New Public Housing Authority, 4.875%,                        AAA            Aaa             204,272
             due 12-01-2012

WISCONSIN -- 54.3%
    200,000  Brown County (Wisconsin) Housing Authority, Student Housing                NR             NR             202,500
             Revenue Bonds, Series 1997B, (University Village Housing, Inc.,
             Project), 5.400%, due 04-01-2017

    150,000  Housing Authority of the City of Green Bay, Wisconsin, Student             NR             NR             156,750
             Housing Refunding Revenue Bonds, Series 1997, (University Village
             Housing, Inc.), 6.00%, due 04-01-2017

    200,000  City of Hartford Community Development Authority, Dodge and                NR             NR             213,750
             Washington Counties, Wisconsin, Community Development Lease
             Revenue Bonds, 5.90%, due 12-01-2006

    500,000  Community Development Authority of the Village of Little Chute,            NR             NR             520,000
             Wisconsin, Community Development Lease Revenue Bonds,
             5.625%, due 03-01-2019

    300,000  Community Development Authority of the City of Madison,                    NR             NR             307,875
             Wisconsin, Multifamily Housing Revenue Bonds, Series 1995
             (Dempsey Manor Project), 6.65%, due 10-01-2025

    500,000  Community Development Authority of the City of Madison, Wisconsin,         NR             NR             541,875
             Redevelopment Revenue Bonds, Series 1995,(Meriter Retirement
             Services, Inc.), 6.125%, due 12-01-2019

  1,000,000  Madison, Wisconsin, Community Development Authority, Lease                 NR            Aa2           1,086,250
             Revenue Bonds, Monona Terrace Community & Convention Center
             Project, 6.10%, due 03-01-2010

WISCONSIN -- 54.3% (Continued)
    270,000  Community Development Authority of the City of Madison,                    NR             NR             287,212
             Wisconsin, Project Revenue Bonds, (Series 1986), 5.875%,
             due 07-01-2016

    500,000  Redevelopment Authority of the City of Milwaukee, Wisconsin,               NR             A1             526,250
             Development Revenue Bonds (Goodwill Industries of Southeastern
             Wisconsin Project), 6.35%, due 10-01-2009

  1,000,000  Housing Authority of the City of Oak Creek, Wisconsin, Multifamily         NR             NR           1,071,250
             Housing Refunding Revenue Bonds, Series 1994A, (Country Oaks II
             Project), 6.30%, due 08-01-2028

     75,000  Housing Authority of the City of Oak Creek, Wisconsin, Multifamily        AAA             NR              76,219
             Housing Refunding Revenue Bonds, Series 1993, (Wood Creek
             Project), 5.625%, due 07-20-2029

  1,275,000  Housing Authority of the City of Oshkosh, Wisconsin, GNMA                 AAA            Aaa           1,302,094
             Collateralized Multifamily Housing Revenue Bonds, Series 1997,
             (VNA Assisted Living, Inc. Project), 5.75%, due 09-20-2038

    125,000  Housing Authority of the City of Oshkosh, Wisconsin, GNMA                 AAA            Aaa             127,813
             Collateralized Multifamily Housing Revenue Bonds, Series 1997,
             (VNA Assisted Living, Inc. Project), 5.45%, due 09-20-2017

  2,260,000  Southeast Wisconsin Professional Baseball Park District Sales             AAA            Aaa           2,378,650
             Tax Revenue Bonds, Series 1996, 5.750%, due 12-15-2021

    600,000  Redevelopment Authority of the Village of Slinger, Wisconsin,              NR             NR             621,000
             Redevelopment Lease Revenue Bonds, Series 1995-A, 6.25%,
             due 09-01-2017

    155,000  Redevelopment Authority of the City of Superior, Wisconsin,                NR            Aa2             163,331
             Revenue Bonds, Series 1994 (Superior Memorial Hospital, Inc.),
             5.60%, due 05-01-2007

    100,000  Redevelopment Authority of the City of Superior, Wisconsin,                NR            Aa2             105,125
             Revenue Bonds, Series 1994 (Superior Memorial Hospital, Inc.),
             5.80%, due 05-01-2010

    150,000  Redevelopment Authority of the City of Superior, Wisconsin,                NR            Aa2             158,250
             Revenue Bonds, Series 1994 (Superior Memorial Hospital, Inc.),
             5.65%, due 11-01-2008

    600,000  Housing Authority of the City of Superior, Wisconsin, Housing              NR             NR             622,500
             Revenue Refunding Bonds, Series 1996, (GNMA Collateralized-
             St. Francis Home, Inc. Project), 6.15%, due 07-20-2031

    600,000  Community Development Authority of the Village of Sussex,                  NR             NR             629,250
             Wisconsin, Community Development Revenue Bonds, Series 1995,
             6.10%, due 04-01-2015

    445,000  Community Development Lease Revenue Bonds, Series 1997A,                   NR             NR             457,794
             Community Development Authority of the City of Verona, Wisconsin,
             5.50%, due 06-01-2017

  3,000,000  Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,              A             NR           3,112,500
             Series 1996B, 5.75%, due 12-15-2027

    485,000  Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded            AAA            Aaa             532,893
             12-01-2017 at Par, Escrowed by U.S. Government Security, 6.10%,
             due 06-01-2021

    460,000  Walworth County (Wisconsin) Housing Authority, Housing Revenue             NR             NR             469,200
             Bonds, Series 1997, (FHA Insured Mortgage Loan-Kiwanis Herigage,
             Inc. Senior Apartment Project), 5.70%, due 03-01-2039

  1,000,000  Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,          AAA            Aaa           1,048,750
             Wisconsin, Redevelopment Authority Lease Revenue Bonds,
             Series 1997, 5.65%, due 10-01-2015

    250,000  Housing Authority of Winnebago County, Wisconsin, Multifamily              NR             NR             255,625
             Housing Refunding Revenue Bonds (Neenah-Menasha Ecumenical
             Retirement Community, Inc. Project), 5.50%, due 10-01-2015

    855,000  Housing Authority of Winnebago County, Wisconsin, Multifamily              NR             NR             869,962
             Housing Refunding Revenue Bonds (Neenah-Menasha Ecumenical
             Retirement Community, Inc. Project), 5.60%, due 10-01-2020

Total Long-Term Tax-Exempt Securities (Cost $30,473,689)                                                           32,007,718
                                                                                                                 ------------
Total Investments                                                                                                 $32,007,718
                                                                                                                  ===========
Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.


                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
 Principal Preservation Portfolios, Inc. and the
 Shareholders of the Wisconsin Tax-Exempt Portfolio:

  We have audited the accompanying balance sheets, including the schedule of investments, of the Wisconsin Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. (a Maryland corporation) as of December 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the depositories, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wisconsin Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                /s/ Arthur Andersen LLP

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 16, 1998.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202


This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP842-2/98